UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2012

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of BBCN Bancorp, Inc. (the “Company”) was held on May 31, 2012.  Proxies were solicited by the Company’s management pursuant to Section 14 of the Securities Exchange Act of 1934, as amended.  At the meeting, the stockholders voted on the following items:

(1)	election of directors;

(2)	ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012;

(3)	approval, on an advisory and nonbinding basis, of the compensation paid to our “named executive officers” as described in the proxy statement for the meeting; and

(4)	adjournment of the meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes in favor of the above proposals to be presented at the meeting.

A total of 69,226,416 shares of the Company’s common stock were represented and voted at the meeting, constituting 88.76% of the issued and outstanding shares of common stock entitled to vote at the meeting.

The final results of the shareholder votes were as follows:

1.         Election of directors of the Company.

	Authority Given	Authority Withheld
Steven D. Broidy	61,909,971	377,311
Louis M. Cosso	61,923,798	363,484
Jin Chul Jhung	61,930,188	357,094
Alvin D. Kang	61,925,032	362,250
Chang Hwi Kim	61,911,029	376,253
Kevin S. Kim	61,913,861	373,421
Peter Y.S. Kim	57,974,272	4,313,010
Sang Hoon Kim	61,923,354	363,928
Chung Hyun Lee	61,930,188	357,094
Jesun Paik	61,753,729	533,553
Hyon Man Park (John H. Park)	61,927,356	359,926
Ki Suh Park	56,572,039	5,715,243
Scott Yoon-suk Whang	61,913,861	373,421

There were approximately 6,939,134 broker non-votes received with respect to this item.

2.         Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Total Shares
For:	69,066,601
Against:	120,991
Abstain:	38,824

The number of shares voting “for” constituted 99.77% of the total number of shares represented and voting at the meeting.

3.         Approval, on an advisory and nonbinding basis, of the compensation paid to the Company’s “named executive officers” as described in the proxy statement dated April 23, 2012.

Total Shares
For:	61,053,243
Against:	203,520
Abstain:	1,030,519
Broker non-vote:	6,939,134

The number of shares voting “for” constituted 88.19% of the total number of shares represented and voting at the meeting.

4.         Adjournment of the meeting if necessary or appropriate in the judgment of the Company’s board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the meeting.

Total Shares
For:	58,226,678
Against:	10,904,459
Abstain:	95,279

The number of shares voting “for” constituted 84.11% of the total number of shares represented and voting at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: June 1, 2012	By:	/s/ Alvin D. Kang
Alvin D. Kang
President and Chief Executive Officer